Exhibit 99.1

Greenfield Online Investor Day Presentation February 8, 2008

Cautionary Note Regarding Forward Looking Statements. Certain statements in this presentation and in oral remarks in relation to this presentation, constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, discussion concerning our ability to expand Ciao comparison shopping into the United States, the effect expanding Ciao comparison shopping may have on our financial performance in 2008, statements regarding the factors driving revenue growth in the European Ciao comparison shopping segment, our ability to build shareholder value, our ability to accelerate the expansion of our presence in Asia, our ability to implement our UPS technology in Europe, its ability to provide operational, structural and organizational benefits in the future, the pricing environment for Internet survey solutions, statements regarding panel acquisition costs and panelist incentives at Ciao Surveys, the potential outcome of legal claims against the company, our gross margins, our operating leverage, and our ability to lower SG&A expenses as a percentage of revenue, comparison shopping growth sales, selling, general and administrative costs as a percentage of revenue, future panel build expenses in Europe, our ability to drive profitable revenue growth in the future, as well as predictions and guidance relating to the Company's future financial performance and customer demand for Internet survey solutions and comparison shopping services, sales bookings, bid volume, and backlog. In some cases, you can identify forward-looking statements by terminology such as, "may", "should", "expects", "plans", "anticipates", "feel", "believes", "estimates", "predicts", "potential", "continue", "consider", "possibility", or the negative of these terms or other comparable terminology. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs but they involve a number of risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. Such risks and uncertainties include, without limitation, risks related to our ability to expand Ciao comparison shopping into the United States, our ability to develop and deploy new technologies, our client satisfaction levels, our ability to build and maintain the size and demographic composition of our panels, our panelists' responsiveness to our surveys, our customers acceptance and continued use of our Real Time Sampling technique, our ability to accurately predict future revenue, our ability to manage pricing pressure in North America and Europe, our reliance on our largest customers, the growing competitiveness of our marketplace and our ability to compete therein, our ability to manage or accelerate our growth and international expansion, including the ability to develop new panels, risks related to foreign currency exchange rate fluctuations, our ability to successfully integrate the businesses we have recently acquired or may acquire in the future, our online business model, demand for our products and services, the seasonality of demand for our Internet survey solutions and comparison shopping services, the outcome of legal proceedings pending against the company, the strength of our brand and other risks detailed in the "Risk Factors" section of our most recent Annual Report on Form 10-K and each subsequent Quarterly Report on Form 10-Q that we file with the Securities and Exchange Commission available at www.sec.gov and under the Investor Relations section of our corporate website at www.greenfield.com. You are urged to consider these factors carefully in evaluating the forward- looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Agenda Al Angrisani Opening Remarks Bob Bies Brief Financial Review Daniel Keller and Stephan Musikant Ciao-US Launch Q&A

Al Angrisani, President and Chief Executive Officer Opening Remarks

Opening Remarks 2006 was the year of the turnaround 2007 was the year of demonstrating strong organic growth, reestablishing global ISS leadership and solidifying European CSS leadership* in the first year. Record revenues. Record profits. 2008 is the year of making risk-managed, structural investments to expand the geographic and product footprint of both our businesses. Key 2008 Initiatives: Launch Ciao USA Accelerate our investment and expansion into Asia in 2008 Make other targeted investments in our ISS business to drive growth and improve profitability Utilize our cash position and cash generation capability to invest in CapEx that drives automation in our ISS business Focus primarily on organic growth, but consider opportunistic acquisitions to accelerate growth for both businesses *Based on aggregate visitor data for Germany, France, Italy, Spain and the UK from Nielsen/Net Ratings December 2007

Bob Bies, Executive Vice President and Chief Financial Officer Brief Financial Review

Fourth Quarter 2007 $ Thousands QoQ Growth Q4-2007 Q4-2006 Total Company Net Revenues 30.2% $38,393 $29,482 Operating Income 17.3% 6,054 5,160 Net Income 29.7% 4,559 3,516 Fully Diluted Earnings Per Share 30.8% $0.17 $0.13 Net Cash Provided by Operating Activities -27.2% $5,535 $7,604 Non-GAAP Adjusted EBITDA Ex-Restructuring and One-Time Charges* 30.4% $11,300 $8,668 Non-GAAP Operating Free Cash Flow** -58.8% $2,421 $5,882 *Non-GAAP Adjusted EBITDA-Ex-Restructuring and One-Time Charges is reconciled to GAAP net income in the section entitled "About Non-GAAP Financial Measures" in the company's fourth quarter 2007 press release issued February 7, 2008. **Non-GAAP Operating Free Cash Flow is reconciled to GAAP net cash provided by operating actvities in the section entitled "About Non-GAAP Financial Measures" in the company's fourth quarter 2007 press release issued February 7, 2008.

Full Year 2007 Financial Performance $ Thousands Full Year 2007 Full Year 2006 Total Net Revenues $129,013 $100,342 Increase over 2006 28.6% Gross Profit 96,300 76,256 Gross Profit Margin 74.6% 76.0% Non-GAAP Adjusted EBITDA Ex-Restructuring and One-Time Charges* $35,244 $27,872 Non-GAAP Operating Free Cash Flow** $12,469 $18,511 *Non-GAAP Adjusted EBITDA-Ex-Restructuring and One-Time Charges is reconciled to GAAP net income in the section entitled "About Non-GAAP Financial Measures" in the company's fourth quarter 2007 press release issued February 7, 2008. **Non-GAAP Operating Free Cash Flow is reconciled to GAAP net cash provided by operating activities in the section entitled "About Non-GAAP Financial Measures" in the company's fourth quarter 2007 press release issued February 7, 2008.

2008 Forward Guidance Delivered on February 7, 2008 Total Revenue $143 to $153 million Gross Margins 74% to 75% Non-GAAP Adjusted EBITDA 27% to 28% Depreciation and Amortization $13.7 - $14.2 million Expected Charges related to Stock Based Compensation $2.7 - $3.5 million Effective Tax Rate 29% to 31%

Ciao Strategy update Daniel Keller Stephan Musikant

Comparison Shopping Drivers 2007 We see that high quality user-generated shopping content attracts consumers broad range of product offerings is required to address the 'crowd' coverage of high quality product and merchant information is essential for increasing click-to-buy conversion We want to address these drivers in our 2008 strategy.

12 Why? - A logical consequence How? - Go beyond price comparison The Product Execution (operational) Questions We've decided to enter the US market Total Comparison Shopping Experience

13 13 We have proven that by running a different approach, attracting a lucrative audience is possible E-Commerce Sales 2006 (in US$) $96.6 billion 186 billion US$ # of Online Buyers 2006 60.5 million 102 million Source: eMarkter 2006 Countries include Germany, UK, France, Italy and Spain Source: eMarkter 2006 Countries include Germany, UK, France Europe Europe USA USA A logical consequence

14 14 We have proven that by running a different approach, attracting an attractive audience is possible E-Commerce Sales 2006 (in US$) $96.6 billion US$ $186 billion # of Online Buyers 2006 60.5 million 102 million Europe Europe USA USA The US market is large but highly competitive, so the strategy is: ? Not to enter a crowded segment but to use a different approach ? Use price comp as monetization tool but not as a differentiator A logical consequence

15 Classical Comparison Shopping Price Comparison Merchant Comparison Buying cycle What to buy? Where to buy? How to use it? "Is this everything ?" Ciao US - Go beyond price comparison

16 Shopping Community Consumer Interaction User-generated Content User recommendations Price Comparison US Connect interests with merchants Buying cycle What to buy? Where to buy? How to use it? Ciao US - Go beyond price comparison

17 Modified shopping community platform Product information exchange by user-generated content Consumer reviews Recommendation lists Video reviews More to come Migrated European shopping platform Ciao US - Product strategy page 18 page 18 Ciao US building blocks Attract users to register on the site Simplified registration Low entry barriers Explain high value for consumers

19 .. Rate Products Mark as: Product I Own Mark as: Product I Like/Dislike Write Reviews Create Lists Publish Videos Compare Prices

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21 .. How are you? Last time I saw you ... Nadine_33 Apple Wireless keyboard Apple TV Apple iPod Classic 80 GB/black Canon Rebel XTI TVR Cerbera 4.5 Red Hot Chili Peppers - Californication My products Daniel_K I like these products I like photographing. So if anyone is interested - let me know. Members' exposure Member homepage Member's wall "Products I like or own" "Products I recommend" Area of expertise My friends

22 .. Similar minded people Daniel_K Bernadette_1978 You and Bernadette_1978 like the same products: I like photographing. So if anyone is interested - let me know. My friends My circle of trust Similar minded people Unconfirmed friends Contacts to confirm Networking opportunities Find similar minded people Get in contact

23 .. Bernadette_1978's products Apple TV Apple iPod Classic 80 GB/black Canon Rebel XTI TVR Cerbera 4.5 Red Hot Chili Peppers - Blood Sugar Sex Magik I like these products Canon Rebel XTI Expand your network See other people's interests and preferences Self exposure provides high-quality information

24 .. You can write on Bernadette_1978's Ciao wall here: Encourage communication among users Exchange knowledge about products and merchants Rate others comments and content

25 Small spear heading team in San Francisco to lead local product management and sales For backend processes and technology rely on stable, proven European platform Administration supported by US mother Greenfield Online Grow business organically, i.e. scale the business with success and avoid unreasonable risk Launch new shopping community platform in Europe later in the year Execution (operational)

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